                                                                    EXHIBIT 4.2

      NUMBER        [WILD OATS COMMUNITY MARKET LOGO]         SHARES




INCORPORATED UNDER                                        SEE REVERSE FOR
 THE LAWS OF THE                                        STATEMENTS RELATING
STATE OF DELAWARE                                     TO RIGHTS, PREFERENCES,
                                                    PRIVILEGES AND RESTRICTIONS,
                                                               IF ANY

This Certifies that                                      CUSIP 96808B 10 7





is the owner of


            FULL PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                       PAR VALUE $.001 PER SHARE, OF
                           WILD OATS MARKETS, INC.
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Mary Beth Lewis       [WILD OATS CORPORATE SEAL]    /s/ Michael C. Gilliland
CHIEF FINANCIAL OFFICER                                 CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
   NORWEST BANK MINNESOTA, N.A.
        TRANSFER AGENT AND REGISTRAR
BY  L M KAUFMAN
    AUTHORIZED SIGNATURE


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   A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.


   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                 UNIF GIFT MIN ACT - .............. Custodian ..............
TEN ENT - as tenants by the entireties                              (Cust)             (Minor)
JT TEN  - as joint tenants with right of                           under Uniform Gifts to Minors
          surivorship and not as tenants                           Act....................................
          in common                                                          (State)
                                               UNIF TRF MIN ACT  - ......... Custodian (until age .......)
                                                                     (Cust)
                                                                   ......... under Uniform Transfers
                                                                    (Minor)
                                                                   to Minors Act .........................
                                                                                        (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

______________________________________



________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

                                               X _______________________________

                                               X _______________________________
                                         NOTICE: THE SIGNATURE(S) TO THIS
                                                 ASSIGNMENT MUST CORRESPOND
                                                 WITH THE NAME(S) AS WRITTEN
                                                 UPON THE FACE OF THE
                                                 CERTIFICATE IN EVERY
                                                 PARTICULAR, WITHOUT
                                                 ALTERATION OR ENLARGEMENT OR
                                                 ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By ______________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad 15.